UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011 (May 26, 2011)

HEALTHSPRING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32739	20-1821898
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9009 Carothers Parkway Suite 501 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 291-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of HealthSpring, Inc. (the “Company”), held on May 26, 2011 at the Company’s corporate headquarters in Franklin, Tennessee, a total of 62,469,072 shares of the Company’s common stock, out of a total of 67,746,463 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:
Proposal 1: Election of Directors
The Company’s stockholders elected John T. Fox, Robert Z. Hensley, and Russell K. Mayerfeld to serve as Class III directors for three year terms or until their respective successors have been duly elected and qualified. The following were the tabulated votes “For” and “Withheld” with respect to each nominee as well as the number of “Broker Non-Votes”:

Nominee	For	Withheld	Broker Non-Votes
John T. Fox	58,980,971	1,011,231	2,476,870
Robert Z. Hensley	57,747,965	2,244,237	2,476,870
Russell K. Mayerfeld	58,977,321	1,014,881	2,476,870
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstentions
61,741,662	723,416	3,994
Proposal 3: Approval of Advisory Resolution on Executive Compensation
The Company’s stockholders approved a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2011 proxy statement (“say-on-pay”). The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

For	Against	Abstentions	Broker Non-Votes
58,494,962	1,477,733	19,507	2,476,870
Proposal 4: Advisory Vote on the Frequency of Say-On-Pay Votes
The Company’s stockholders recommended, on a non-binding advisory basis, that the Company conduct future say-on-pay votes every year. The following were the tabulated votes for each of the frequency options as well as the number of “Abstentions” and “Broker Non-Votes”:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
54,658,706	37,847	5,029,740	265,909	2,476,870
The Company has considered the stockholder vote regarding the frequency of say-on-pay votes and determined that it will hold a non-binding advisory say-on-pay vote on its executive compensation every year until the next required non-binding advisory vote on the frequency of say-on-pay votes as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: June 2, 2011